Exhibit 10.1

Officer – Performance Based

[YEAR – LAST NAME]

TEXAS ROADHOUSE, INC.

2021 LONG-TERM INCENTIVE PLAN

PERFORMANCE STOCK UNIT AWARD AGREEMENT

Effective as of Date of Grant set forth in the Performance Stock Unit Grant Notice that is attached hereto as Exhibit “A” and made a part hereof (the “Grant Notice”), the Grantee (as named in the Grant Notice) has been granted a Full Value Award (the “Award”) under the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan (the “Plan”) in the form of performance stock units (referred to herein as the “Performance Stock Units”), which Performance Stock Units represent the right to receive shares of Common Stock (the “Shares”) subject to satisfaction of the terms and conditions contained herein in this Award Agreement and Grant Notice and subject to the terms and conditions of any employment agreement entered into between the Grantee and Texas Roadhouse Management Corp. (a subsidiary of the Company) (including amendments thereof, the “Employment Agreement”). Capitalized terms used in the Grant Notice and this Award Agreement that are not defined shall have the meaning set forth in the Plan. The Grant Notice, the performance goals set forth on Exhibit “B” attached hereto and made a part hereof, the Plan and the Employment Agreement (to the extent applicable) are incorporated herein and form a part of this Award Agreement.

1.                   Grant of Performance Stock Units.  The Company hereby grants to the Grantee, and the Grantee hereby accepts the grant, subject to the terms and conditions set forth herein, the conditional right to receive one Share for each Performance Stock Unit granted as set forth in the Grant Notice that becomes an Earned Performance Unit (as hereinafter defined) in accordance with this Award Agreement.

2.                   Satisfaction of Performance Goals/Vesting and Forfeiture of Performance Stock Units.  The Performance Stock Units shall be unvested and unearned unless and until they become Earned Performance Units in accordance with this Section 2. Any Earned Performance Units will be settled in accordance with Section 3 below. Except as specifically provided herein, in the event the Grantee’s Continuous Service terminates for any or no reason prior to the Vesting Date, the Performance Stock Units shall be immediately forfeited, and the Grantee shall have no rights under or with respect to such Award thereafter, including the right to receive Shares pursuant to this Award Agreement.

(a)                 Vesting/Determination of Earned Performance Units. On the Certification Date (as hereinafter defined), the Grantee shall earn between _____ percent (_____%) and _______ percent (_____%) of the Performance Stock Units, as determined by the Committee, based on (i) the Continuous Service of the Grantee through the Vesting Date, and (ii) the level of satisfaction of the Performance Goals set forth on attached Exhibit “B” for the applicable performance period set forth in the Grant Notice (the “Performance Period”). Any Performance Stock Units granted pursuant to this Award Agreement that become earned and vested in accordance with this Award Agreement shall be referred to herein as “Earned Performance Units”. For purposes of this Award Agreement, the “Certification Date” is the date that the Committee certifies that the Performance Goals set forth on attached Exhibit “B” hereto have been satisfied, which date shall be no later than March 15 of the year following the year in which the Performance Period ends.

(b)                Termination Due to Death or Disability. Notwithstanding any other provision of this Award Agreement to the contrary, if the Grantee’s Continuous Service terminates because of death or Disability prior to the Vesting Date, then (i) the Grantee shall be treated as satisfying the requirement of Continuous Service on the Vesting Date, and (ii) the number of Performance Stock Units that will become Earned Performance Units on the Certification Date shall be equal to the number of Performance Stock Units that would have been Earned Performance Units on the Certification Date had the Grantee’s Continuous Service not terminated prior to the Vesting Date (determined based on satisfaction of the Performance Goals and as determined by the Committee on the Certification Date) multiplied by a fraction, the numerator of which is the number of calendar months or portions thereof from the Date of Grant through the date on which the Grantee’s Continuous Service terminated and the denominator of which is the total number of calendar months or portion thereof in the Performance Period prior to the Vesting Date as of the Date of Grant.

(c)                 Change in Control. Notwithstanding any other provision of this Award Agreement to the contrary, if a Change in Control (as hereinafter defined) occurs prior to the Vesting Date and the Grantee’s Continuous Service is terminated by the Company without Cause (as defined in the Employment Agreement), or if the Grantee’s Continuous Service is terminated by the Grantee for Good Reason (as defined in the Employment Agreement) within twelve (12) months following a Change in Control, or prior to a Change in Control at the direction of a person who has entered into an agreement with the Company, the consummation of which will constitute a Change in Control, and, in either case, contingent upon the Grantee’s execution and non-revocation of a full release of claims (the “Release”) in the manner consistent with Employment Agreement and the Release is effective as of the Settlement Date (as defined in Section 3 below), then the Performance Stock Units awarded pursuant to this Award Agreement (the Target Performance Stock Units set forth in the Grant Notice) shall become one hundred percent (100%) immediately vested upon the Grantee’s termination date (without regard to satisfaction of any Performance Goals) and such Performance Stock Units shall become Earned Performance Units and the date of termination of Continuous Service shall be the Certification Date for purposes of this Award Agreement. If the foregoing requirements are not satisfied as of the Settlement Date, all Performance Stock Units for which the Vesting Date has not otherwise occurred as of the date of the Grantee’s termination of Continuous Service shall be forfeited and the Grantee shall have no rights under or with respect to this Award thereafter.

3.                   Settlement of Award.  Subject to the terms and conditions of this Award Agreement, the Performance Stock Units that have become Earned Performance Units in accordance with Section 2 above shall be settled as of the Certification Date (which date is referred to as the “Settlement Date”). Notwithstanding the preceding sentence, any Performance Stock Units that become Earned Performance Units pursuant to Section 2(c) above shall be settled on the sixtieth (60th) day following the date on which the Grantee’s Continuous Service terminated and such sixtieth (60th) day shall be the “Settlement Date” with respect to such Earned Performance Units provided that the requirements of Section 2(c) above (including that the Grantee has executed and not revoked a release and such release is effective) are satisfied on the sixtieth (60th) day following the Grantee’s termination date. Settlement of the Earned Performance Units on a Settlement Date shall be made in the form of Shares, with one Share being issued in satisfaction of each Earned Performance Stock Unit; provided, however, that if the Certification Date occurs by reason of a Change in Control (as described in Section 2(c) above), the Company may, in its discretion, settle the Earned Performance Units in cash rather than Shares, which any cash payment made pursuant to the foregoing being equal to the Fair Market Value of the Shares on the Certification Date (determined in accordance with Section 2(c) above). Notwithstanding the foregoing, if the Certification Date determined under this Award Agreement occurs on a Saturday, Sunday or legal or banking holiday, the Certification Date will be adjusted to be that date which is the next following business day. The Grantee shall be considered the owner of the Shares for purposes of voting rights, dividends and taxation of the Shares as of the date the Shares are issued to the Grantee. Upon the settlement of any Earned Performance Units, such Performance Stock Units shall be cancelled.

4.                   Adjustments.  The number of Performance Stock Units awarded pursuant to this Award Agreement may be adjusted by the Committee in accordance with the Plan to reflect certain corporate transactions which affect the number, type or value of the Performance Stock Units

5.                   Withholding.  The Award is subject to withholding of all applicable taxes.  On the Settlement Date, the Company shall withhold Shares otherwise deliverable to the Grantee with a Fair Market Value equal to the minimum required withholding taxes on the Performance Stock Units from the Shares that would otherwise be issued to the Grantee, as determined by the Company in its reasonable discretion (or, if the Award is to be paid in cash pursuant to Section 3 above, any withholding shall be made from the cash payment otherwise payable to the Grantee).

6.                   No Guarantee of Continuous Service.  THE GRANTEE ACKNOWLEDGES AND AGREES THAT VESTING OF THE PERFORMANCE STOCK UNITS IS EARNED ONLY BY CONTINUOUS SERVICE AT THE WILL OF THE COMPANY.  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE GRANT NOTICE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S EMPLOYMENT OR SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

7.                   Transfer Prohibited. The Grantee may not assign, transfer, pledge or encumber in any way the Performance Stock Units or the Grantee’s right to receive Shares hereunder. Any attempted assignment, transfer, pledge or encumbrance will be void.

8.                    Notices.  Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Award Agreement will be in writing and will be deemed given when delivered or when delivery is refused.  Notices shall be either personally delivered, sent by overnight delivery via a reputable carrier or mailed through the United States Postal Service, registered or certified with return receipt requested with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Award Agreement or such other address as a party may request by notifying the other in writing. Notwithstanding the foregoing, the Grant Notice may be delivered electronically.

9.                   No Waiver.  Either party’s failure to enforce any provision or provisions of this Award Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement.  The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to asset all other legal remedies available to it under the circumstances.

10.                Successors and Assigns.  The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Award Agreement will be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

11.                Interpretation.  Any dispute regarding the interpretation of this Award Agreement will be submitted by the Grantee or by the Company forthwith to the Committee which will review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee will be final and binding on all parties.

12.                Governing Law; Severability.  This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the Commonwealth of Kentucky. If a provision of this Award Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, that provision shall be amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

13.                Special Section 409A Rules. It is intended that any amounts payable under this Award Agreement shall either be exempt from or comply with Section 409A of the Code. The provisions of this Award shall be construed and interpreted in accordance with Section 409A of the Code; provided, however, that none of the Company or any affiliate makes any representation of the tax consequences of the Award and the Grantee hereby acknowledges and agrees that the ultimate liability for any and all taxes is and remains the Grantee’s responsibility and liability. Notwithstanding any other provision of this Award Agreement to the contrary, if any payment or benefit hereunder is subject to Section 409A of the Code, and if such payment or benefit is to be paid or provided on account of the Grantee’s termination of employment (or other separation from service):

(a)                 and if the Grantee is a specified employee (within the meaning of Section 409A(a)(2)(B) of the Code) and if any such payment or benefit is required to be made or provided prior to the first (1st) day of the seventh (7th) month following the Grantee’s separation from service or termination of employment, such payment or benefit shall be delayed until the first (1st) day of the seventh (7th) month following the Grantee’s termination of employment or separation from service; and

(b)                the determination as to whether the Grantee has had a termination of employment (or separation from service) shall be made in accordance with the provisions of Section 409A of the Code and the guidance issued thereunder without application of any alternative levels of reductions of bona fide services permitted thereunder.

14.               Right to Withhold Amounts Owed to the Company.  The Company shall have the right to withhold Shares otherwise deliverable to the Grantee with a Fair Market Value equal to all amounts then due and owing by the Grantee to the Company or any subsidiary or affiliate of the Company.

15.               Entire Agreement.  The Plan is incorporated herein by reference.  This Award Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.

16.               Application to all Grant Notices and Awards.  The Grantee agrees and acknowledges that all Performance Stock Units granted to the Grantee from time to time under the Plan will be subject to the terms and conditions of this Award Agreement, the Plan and each Grant Notice received by the Grantee from time to time, whether such Grant Notice is transmitted via electronic transmission or otherwise.

17.               Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signatures Follow]

IN WITNESS WHEREOF, the parties have subscribed their names hereto.  By the Grantee’s signature below, the Grantee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof.  The Grantee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement.

COMPANY:

TEXAS ROADHOUSE, INC.

Dated:	By:
Name:
Title:

Address for Notices:

Attention: Corporate Secretary
6040 Dutchmans Lane
Louisville, Kentucky 40205

GRANTEE:

Dated:	By:
Name:

Address for Notices:

 EXHIBIT “A”

FORM OF GRANT NOTICE

TEXAS ROADHOUSE, INC.

PERFORMANCE STOCK UNIT GRANT NOTICE

(2021 LONG-TERM INCENTIVE PLAN)

TEXAS ROADHOUSE, INC. (the “Company”), pursuant to the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan (the “Plan”), hereby grants to the Grantee a Full Value Award in the form of the Performance Stock Units set forth below. This grant is subject to all of the terms and conditions as set forth herein, Exhibit “B” attached hereto, the Performance Stock Unit Award Agreement (the “Award Agreement”), the Plan, and the Employment Agreement (to the extent applicable). The Grantee has previously received copies of the Plan and the Award Agreement.

Grantee:
Date of Grant:
Vesting Date:	The later of the first anniversary of the Date of Grant or [__________]
Performance Period

Target Performance Stock Units*	Portion of Target Grant Based on EPS Performance Goal	Portion of Target Grant Based on Pre-tax Profit Goal	Minimum Aggregate Potential Grant	Maximum Aggregate Potential Grant

*The “Target Performance Stock Units” are equal to the number of Performance Stock Units referenced in the Award Agreement.

ADDITIONAL TERMS/ACKNOWLEDGEMENTS:

By receipt hereof, the Grantee acknowledges receipt of, and understands and agrees to, this Performance Stock Unit Grant Notice (this “Grant Notice”), the Award Agreement and the Plan.  The Grantee further acknowledges that as of the Date of Grant, this Grant Notice, the Award Agreement, the Plan and the Employment Agreement (to the extent applicable) set forth the entire understanding between the Grantee and the Company regarding this Award and supersede all prior oral and written agreements on that subject.

EXHIBIT “B”

PERFORMANCE GOALS

 TEXAS ROADHOUSE, INC.

PEFORMANCE PERIOD [INSERT]

(2021 LONG-TERM INCENTIVE PLAN)

The Performance Stock Units granted under the Award Agreement shall become Earned Performance Units* based on the satisfaction of an EPS growth target and a pre-tax profit target (collectively, the “Performance Goals”) determined as follows:

EPS

50% of the Performance Stock Units granted pursuant to the Award Agreement will be based on an EPS growth target. The EPS target opportunity is based on annual growth in EPS of 10% which would result in 100% achievement of 50% of the Performance Stock Units.  That would be reduced or increased by 10% for every 1% of annual growth in EPS less than or in excess of the 10% goal.  For example, if 11% growth were to be achieved, 110% of 50% of the Performance Stock Units would become Earned Performance Units; if 9% growth is achieved, 90% of 50% of the Performance Stock Units would become Earned Performance Units.

Pre-tax Profit

50% of the Performance Stock Units granted pursuant to the Award Agreement will be based on a pre-tax profit target.  The pre-tax profit target opportunity would be equal to the percentage payout of 1.5% of pre-tax earnings divided by the bonus pool target set by the Compensation Committee for the Performance Period.  For example, if 1.5% of pre-tax earnings was $2.2 million and the total bonus target pool is $2.0 million, the percentage payout would be 110%, and 110% of the 50% of the Performance Stock Units would become Earned Performance Units.

*In any event, the total number of Earned Stock Units shall not exceed 200% of the target number of Performance Stock Units.

Officer – Service Based

[YEAR – LAST NAME]

TEXAS ROADHOUSE, INC.

2021 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Effective as of Date of Grant set forth in the Restricted Stock Unit Grant Notice that is attached hereto as Exhibit “A” and made a part hereof (the “Grant Notice”), the Grantee (as named in the Grant Notice) has been granted a Full Value Award (the “Award”) under the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan (the “Plan”) in the form of restricted stock units (referred to herein as the “Restricted Stock Units”), which Restricted Stock Units represent the right to receive shares of Common Stock (the “Shares”) subject to satisfaction of the terms and conditions contained herein in this Award Agreement and Grant Notice and subject to the terms and conditions of any employment agreement entered into between the Grantee and Texas Roadhouse Management Corp. (a subsidiary of the Company) (including amendments thereof, the “Employment Agreement”). Capitalized terms used in the Grant Notice and this Award Agreement that are not defined shall have the meaning set forth in the Plan. The Grant Notice, the Plan, and the Employment Agreement (to the extent applicable) are incorporated herein and form a part of this Award Agreement.

1.                   Grant of Restricted Stock Units.  The Company hereby grants to the Grantee, and the Grantee hereby accepts the grant, subject to the terms and conditions set forth herein, the conditional right to receive one (1) Share for each Restricted Stock Unit granted as set forth in the Grant Notice that becomes vested in accordance with this Award Agreement.

2.                   Vesting and Forfeiture of Restricted Stock Units.  The Restricted Stock Units shall be unvested unless and until they become vested and nonforfeitable on the Vesting Date in accordance with this Section 2. Any vested Restricted Stock Units will be settled in accordance with Section 3 below. Except as specifically provided herein, in the event the Grantee’s Continuous Service terminates for any or no reason prior to the Vesting Date, the Restricted Stock Units shall be immediately forfeited, and the Grantee shall have no rights under or with respect to such Award thereafter, including the right to receive Shares pursuant to this Award Agreement.

(a)                 Termination Due to Death or Disability. Notwithstanding any other provision of this Award Agreement to the contrary, if the Grantee’s Continuous Service terminates because of death or Disability prior to the Vesting Date set forth in the Grant Notice, then the Award shall become one hundred percent (100%) immediately vested upon the termination of Continuous Service in an amount equal to the total number of Shares subject to the Award multiplied by a fraction, the numerator of which is the number of calendar months or portions thereof from the Date of Grant through the date on which the Grantee’s Continuous Service terminated and the denominator of which is the total number of calendar months or portion thereof in the vesting period of the Award as of the Date of Grant, the date of termination of Continuous Service shall be the “Vesting Date” for purposes of this Award Agreement and the vested Award will be settled in accordance with Section 3 below.

(b)                Change in Control. Notwithstanding any other provision of this Award Agreement to the contrary, if a Change in Control occurs prior to the Vesting Date and the Grantee’s Continuous Service is terminated by the Company without Cause (as defined in the Employment Agreement), or if the Grantee’s Continuous Service is terminated by the Grantee for Good Reason (as defined in the Employment Agreement) within twelve (12) months following a Change in Control, or prior to a Change in Control at the direction of a person who has entered into an agreement with the Company, the consummation of which will constitute a Change in Control, and, in either case, contingent upon the Grantee’s execution and non-revocation of a full release of claims (the “Release”) in the manner consistent with Employment Agreement and the Release is effective as of the Settlement Date (as hereinafter defined), then the Award shall become one hundred percent (100%) immediately vested upon the Grantee’s termination date, the date of termination of Continuous Service shall be the Vesting Date for purposes of this Award Agreement. If the foregoing requirements are not satisfied as of the Settlement Date, then all Restricted Stock Units for which the Vesting Date has not otherwise occurred as of the date of the Grantee’s termination of Continuous Service shall be forfeited and the Grantee shall have no rights under or with respect to this Award thereafter.

3.                   Settlement of Award. Subject to the terms and conditions of this Award Agreement, that Restricted Stock Units that have become vested on a Vesting Date in accordance with Section 2 above shall be settled as of the applicable Vesting Date (which date is referred to as the “Settlement Date”). Notwithstanding the preceding sentence, any Restricted Stock Units that become vested pursuant to Section 2(b) above shall be settled on the sixtieth (60th) day following the Vesting Date determined under Section 2(b) above and such sixtieth (60th) day shall be the “Settlement Date” with respect to such Restricted Stock Units provided that the requirements of Section 2(b) above (including that the Grantee has executed and not revoked a release and such release is effective) are satisfied on the sixtieth (60th) day following the Grantee’s termination date. Settlement of the vested Restricted Stock Units on a Settlement Date shall be made in the form of Shares, with one (1) Share being issued in satisfaction of each vested Restricted Stock Unit; provided, however, that if the Vesting Date occurs by reason of a Change in Control (as described in Section 2(b) above), then the Company may, in its discretion, settle the vested Restricted Stock Units in cash rather than Shares, which any cash payment made pursuant to the foregoing being equal to the Fair Market Value of the Shares on the Vesting Date (determined in accordance with Section 2(b) above). Notwithstanding the foregoing, if the Vesting Date determined under this Award Agreement occurs on a Saturday, Sunday or legal or banking holiday, the Vesting Date will be adjusted to be that date which is the next following business day. The Grantee shall be considered the owner of the Shares for purposes of voting rights, dividends and taxation of the Shares as of the date the Shares are issued to the Grantee. Upon the settlement of any vested Restricted Stock Units, such Restricted Stock Units shall be cancelled.

4.                   Adjustments. The number of Restricted Stock Units awarded pursuant to this Award may be adjusted by the Committee in accordance with the Plan to reflect certain corporate transactions which affect the number, type or value of the Restricted Stock Units

5.                   Withholding.  The Award is subject to withholding of all applicable taxes.  On the Settlement Date, the Company shall withhold Shares otherwise deliverable to the Grantee with a Fair Market Value equal to the minimum required withholding taxes on the Restricted Stock Units from the Shares that would otherwise be issued to the Grantee, as determined by the Company in its reasonable discretion (or, if the Award is to be paid in cash pursuant to Section 3 above, any withholding shall be made from the cash payment otherwise payable to the Grantee).

6.                   No Guarantee of Continuous Service.  THE GRANTEE ACKNOWLEDGES AND AGREES THAT VESTING OF THE RESTRICTED STOCK UNITS IS EARNED ONLY BY CONTINUOUS SERVICE AT THE WILL OF THE COMPANY.  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE GRANT NOTICE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S EMPLOYMENT OR SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

7.                   Transfer Prohibited. The Grantee may not assign, transfer, pledge or encumber in any way the Restricted Stock Units or the Grantee’s right to receive Shares hereunder. Any attempted assignment, transfer, pledge or encumbrance will be void.

8.                    Notices.  Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Award Agreement will be in writing and will be deemed given when delivered or when delivery is refused.  Notices shall be either personally delivered, sent by overnight delivery via a reputable carrier or mailed through the United States Postal Service, registered or certified with return receipt requested with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Award Agreement or such other address as a party may request by notifying the other in writing. Notwithstanding the foregoing, the Grant Notice may be delivered electronically.

9.                   No Waiver.  Either party’s failure to enforce any provision or provisions of this Award Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement.  The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to asset all other legal remedies available to it under the circumstances.

10.                Successors and Assigns.  The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Award Agreement will be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

11.                Interpretation.  Any dispute regarding the interpretation of this Award Agreement will be submitted by the Grantee or by the Company forthwith to the Committee which will review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee will be final and binding on all parties.

12.                Governing Law; Severability.  This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the Commonwealth of Kentucky. If a provision of this Award Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, that provision shall be amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

2

13.                Special Section 409A Rules. It is intended that any amounts payable under this Award Agreement shall either be exempt from or comply with Section 409A of the Code. The provisions of this Award Agreement shall be construed and interpreted in accordance with Section 409A of the Code; provided, however, that none of the Company or any affiliate makes any representation of the tax consequences of the Award and the Grantee hereby acknowledges and agrees that the ultimate liability for any and all taxes is and remains the Grantee’s responsibility and liability. Notwithstanding any other provision of this Award Agreement to the contrary, if any payment or benefit hereunder is subject to Section 409A of the Code, and if such payment or benefit is to be paid or provided on account of the Grantee’s termination of employment (or other separation from service):

(a)                 and if the Grantee is a specified employee (within the meaning of Section 409A(a)(2)(B) of the Code) and if any such payment or benefit is required to be made or provided prior to the first (1st) day of the seventh (7th) month following the Grantee’s separation from service or termination of employment, such payment or benefit shall be delayed until the first (1st) day of the seventh (7th) month following the Grantee’s termination of employment or separation from service; and

(b)                the determination as to whether the Grantee has had a termination of employment (or separation from service) shall be made in accordance with the provisions of Section 409A of the Code and the guidance issued thereunder without application of any alternative levels of reductions of bona fide services permitted thereunder.

14.                Right to Withhold Amounts Owed to the Company.  The Company shall have the right to withhold Shares otherwise deliverable to the Grantee with a Fair Market Value equal to all amounts then due and owing by the Grantee to the Company or any subsidiary or affiliate of the Company.

15.                 Entire Agreement.  The Plan is incorporated herein by reference.  This Award Agreement, the Grant Notice and the Plan constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.

16.                 Application to all Grant Notices and Awards.  The Grantee agrees and acknowledges that all Restricted Stock Units granted to the Grantee from time to time under the Plan will be subject to the terms and conditions of this Award Agreement, the Plan and each Grant Notice received by the Grantee from time to time, whether such Grant Notice is transmitted via electronic transmission or otherwise.

17.                Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signatures Follow]

3

IN WITNESS WHEREOF, the parties have subscribed their names hereto.  By the Grantee’s signature below, the Grantee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof.  The Grantee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement.

COMPANY:

TEXAS ROADHOUSE, INC.

Dated:	By:
Name:
Title:

Address for Notices:

Attention: Corporate Secretary
6040 Dutchmans Lane
Louisville, Kentucky 40205

GRANTEE:

Dated:	By:
Name:

Address for Notices:

4

 EXHIBIT “A”

FORM OF GRANT NOTICE

TEXAS ROADHOUSE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(2021 LONG-TERM INCENTIVE PLAN)

TEXAS ROADHOUSE, INC. (the “Company”), pursuant to the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan (the “Plan”), hereby grants to the Grantee a Full Value Award in the form of the Restricted Stock Units set forth below. This grant is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Award Agreement (the “Award Agreement”), the Plan, and the Employment Agreement (to the extent applicable). The Grantee has previously received copies of the Plan and the Award Agreement.

Grantee:
Date of Grant:
Vesting Date:
Restricted Stock Units granted:

ADDITIONAL TERMS/ACKNOWLEDGEMENTS:

By receipt hereof, the Grantee acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice (this “Grant Notice”), the Award Agreement and the Plan.  The Grantee further acknowledges that as of the Date of Grant, this Grant Notice, the Award Agreement, the Plan and the Employment Agreement (to the extent applicable) set forth the entire understanding between the Grantee and the Company regarding this Award and supersede all prior oral and written agreements on that subject.

Non-Officer

[YEAR – LAST NAME]

TEXAS ROADHOUSE, INC.

2021 LONG-TERM INCENTIVE PLAN

RESTRICTED STOCK UNIT AWARD AGREEMENT

Effective as of Date of Grant set forth in the Restricted Stock Unit Grant Notice that is attached hereto as Exhibit “A” and made a part hereof (the “Grant Notice”), the Grantee (as named in the Grant Notice) has been granted a Full Value Award (the “Award”) under the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan (the “Plan”) in the form of restricted stock units (referred to herein as the “Restricted Stock Units”), which Restricted Stock Units represent the right to receive shares of Common Stock (the “Shares”) subject to satisfaction of the terms and conditions contained herein in this Award Agreement and Grant Notice. Capitalized terms used in the Grant Notice and this Award Agreement that are not defined shall have the meaning set forth in the Plan. The Grant Notice is incorporated herein and forms a part of this Award Agreement.

1.                   Grant of Restricted Stock Units.  The Company hereby grants to the Grantee, and the Grantee hereby accepts the grant, subject to the terms and conditions set forth herein, the conditional right to receive one (1) Share for each Restricted Stock Unit granted as set forth in the Grant Notice that becomes vested in accordance with this Award Agreement.

2.                   Vesting and Forfeiture of Restricted Stock Units.  The Restricted Stock Units shall be unvested unless and until they become vested and nonforfeitable on the Vesting Date in accordance with this Section 2. Any vested Restricted Stock Units will be settled in accordance with Section 3 below. Except as specifically provided herein, in the event the Grantee’s Continuous Service terminates for any or no reason prior to the Vesting Date, the Restricted Stock Units shall be immediately forfeited, and the Grantee shall have no rights under or with respect to such Award thereafter, including the right to receive Shares pursuant to this Award Agreement.

(a)                 Termination Due to Death or Disability. Notwithstanding any other provision of this Award Agreement to the contrary, if the Grantee’s Continuous Service terminates because of death or Disability prior to the Vesting Date set forth in the Grant Notice, then the Award shall become one hundred percent (100%) immediately vested upon the termination of Continuous Service in an amount equal to the total number of Shares subject to the Award multiplied by a fraction, the numerator of which is the number of calendar months or portions thereof from the Date of Grant through the date on which the Grantee’s Continuous Service terminated and the denominator of which is the total number of calendar months or portion thereof in the vesting period of the Award as of the Date of Grant, the date of termination of Continuous Service shall be the “Vesting Date” for purposes of this Award Agreement and the vested Award will be settled in accordance with Section 3 below.

(b)                Change in Control. Notwithstanding any other provision of this Award Agreement to the contrary, if a Change in Control occurs prior to the Vesting Date and if the Award does not continue in effect from and after the Change in Control (whether pursuant to its terms, because the successor in such transaction does not agree to assume or substitute the Award, or any other reason), then the Award shall become one hundred percent (100%) immediately vested upon the Change in Control and the date of the Change in Control shall be the “Vesting Date” for purposes of this Award Agreement.

3.                   Settlement of Award.  Subject to the terms and conditions of this Award Agreement, the Restricted Stock Units that have become vested on a Vesting Date in accordance with Section 2 above shall be settled as of the applicable Vesting Date (which date shall be referred to as the “Settlement Date”). Settlement of the vested Restricted Stock Units on a Settlement Date shall be made in the form of Shares, with one (1) Share being issued in satisfaction of each vested Restricted Stock Unit; provided, however, that if the Vesting Date occurs by reason of a Change in Control (as described in Section 2(b) above), the Company may, in its discretion, settle the vested Restricted Stock Units in cash rather than Shares, which any cash payment made pursuant to the foregoing being equal to the Fair Market Value of the Shares on the Vesting Date (determined in accordance with Section 2(b) above). Notwithstanding the foregoing, if the Vesting Date determined under this Award Agreement occurs on a Saturday, Sunday or legal or banking holiday, the Vesting Date will be adjusted to be that date which is the next following business day. The Grantee shall be considered the owner of the Shares for purposes of voting rights, dividends and taxation of the Shares as of the date the Shares are issued to the Grantee. Upon the settlement of any vested Restricted Stock Units, such Restricted Stock Units shall be cancelled.

4.                   Adjustments. The number of Restricted Stock Units awarded pursuant to this Award Agreement may be adjusted by the Committee in accordance with the Plan to reflect certain corporate transactions which affect the number, type or value of the Restricted Stock Units.

5.                   Withholding.  The Award is subject to withholding of all applicable taxes.  On the Settlement Date, the Company shall withhold Shares otherwise deliverable to the Grantee with a Fair Market Value equal to the minimum required withholding taxes on the Restricted Stock Units from the Shares that would otherwise be issued to the Grantee, as determined by the Company in its reasonable discretion (or, if the Award is to be paid in cash pursuant to Section 3 below, any withholding shall be made from the cash payment otherwise payable to the Grantee).

6.                   No Guarantee of Continuous Service.  THE GRANTEE ACKNOWLEDGES AND AGREES THAT VESTING OF THE RESTRICTED STOCK UNITS IS EARNED ONLY BY CONTINUOUS SERVICE AT THE WILL OF THE COMPANY.  THE GRANTEE FURTHER ACKNOWLEDGES AND AGREES THAT THIS AWARD AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH IN THE GRANT NOTICE DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED EMPLOYMENT OR SERVICE FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE GRANTEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE GRANTEE’S EMPLOYMENT OR SERVICE AT ANY TIME, WITH OR WITHOUT CAUSE.

7.                   Transfer Prohibited. The Grantee may not assign, transfer, pledge or encumber in any way the Restricted Stock Units or the Grantee’s right to receive Shares hereunder. Any attempted assignment, transfer, pledge or encumbrance will be void.

8.                   Notices.  Any notice, demand or request required or permitted to be given by either the Company or the Grantee pursuant to the terms of this Award Agreement will be in writing and will be deemed given when delivered or when delivery is refused.  Notices shall be either personally delivered, sent by overnight delivery via a reputable carrier or mailed through the United States Postal Service, registered or certified with return receipt requested with postage prepaid, and addressed to the parties at the addresses of the parties set forth at the end of this Award Agreement or such other address as a party may request by notifying the other in writing. Notwithstanding the foregoing, the Grant Notice may be delivered electronically.

9.                   No Waiver.  Either party’s failure to enforce any provision or provisions of this Award Agreement will not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Award Agreement.  The rights granted both parties herein are cumulative and will not constitute a waiver of either party’s right to asset all other legal remedies available to it under the circumstances.

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10.                Successors and Assigns.  The Company may assign any of its rights under this Award Agreement to single or multiple assignees, and this Award Agreement will inure to the benefit of the successors and assigns of the Company.  Subject to the restrictions on transfer herein set forth, this Award Agreement will be binding upon the Grantee and his or her heirs, executors, administrators, successors and assigns.

11.                Interpretation.  Any dispute regarding the interpretation of this Award Agreement will be submitted by the Grantee or by the Company forthwith to the Committee which will review such dispute at its next regular meeting.  The resolution of such a dispute by the Committee will be final and binding on all parties.

12.                Governing Law; Severability.  This Award Agreement is governed by the internal substantive laws, but not the choice of law rules, of the Commonwealth of Kentucky. If a provision of this Award Agreement is held invalid by a court of competent jurisdiction, the remaining provisions shall nonetheless be enforceable according to their terms. Further, if any provision is held to be overbroad as written, that provision shall be amended to narrow its application to the extent necessary to make the provision enforceable according to applicable law and enforced as amended.

13.                Special Section 409A Rules. It is intended that any amounts payable under this Award Agreement shall either be exempt from or comply with Section 409A of the Code. The provisions of this Award Agreement shall be construed and interpreted in accordance with Section 409A of the Code; provided, however, that none of the Company or any affiliate makes any representation of the tax consequences of the Award and the Grantee hereby acknowledges and agrees that the ultimate liability for any and all taxes is and remains the Grantee’s responsibility and liability. Notwithstanding any other provision of this Award Agreement to the contrary, if any payment or benefit hereunder is subject to Section 409A of the Code, and if such payment or benefit is to be paid or provided on account of the Grantee’s termination of employment (or other separation from service):

(a)                 and if the Grantee is a specified employee (within the meaning of Section 409A(a)(2)(B) of the Code) and if any such payment or benefit is required to be made or provided prior to the first (1st) day of the seventh (7th) month following the Grantee’s separation from service or termination of employment, such payment or benefit shall be delayed until the first (1st) day of the seventh (7th) month following the Grantee’s termination of employment or separation from service; and

(b)                the determination as to whether the Grantee has had a termination of employment (or separation from service) shall be made in accordance with the provisions of Section 409A of the Code and the guidance issued thereunder without application of any alternative levels of reductions of bona fide services permitted thereunder.

14.                Right to Withhold Amounts Owed to the Company.  The Company shall have the right to withhold Shares otherwise deliverable to the Grantee with a Fair Market Value equal to all amounts then due and owing by the Grantee to the Company or any subsidiary or affiliate of the Company.

15.                 Entire Agreement.  The Plan is incorporated herein by reference.  This Award Agreement, the Grant Notice, the Plan, and the Employment Agreement (to the extent applicable) constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and the Grantee.

16.                Application to all Grant Notices and Awards.  The Grantee agrees and acknowledges that all Restricted Stock Units granted to the Grantee from time to time under the Plan will be subject to the terms and conditions of this Award Agreement, the Plan and each Grant Notice received by the Grantee from time to time, whether such Grant Notice is transmitted via electronic transmission or otherwise.

17.                Counterparts. This Award Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original and all of which together shall constitute one and the same instrument.

[Signatures Follow]

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IN WITNESS WHEREOF, the parties have subscribed their names hereto.  By the Grantee’s signature below, the Grantee represents that he or she is familiar with the terms and provisions of the Plan, and hereby accepts this Award Agreement subject to all of the terms and provisions thereof.  The Grantee has reviewed the Plan and this Award Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Award Agreement and fully understands all provisions of this Award Agreement.

COMPANY:

TEXAS ROADHOUSE, INC.

Dated:	By:
Name:
Title:

Address for Notices:

Attention: Corporate Secretary
6040 Dutchmans Lane
Louisville, Kentucky 40205

GRANTEE:

Dated:	By:
Name:

Address for Notices:

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 EXHIBIT “A”

FORM OF GRANT NOTICE

TEXAS ROADHOUSE, INC.

RESTRICTED STOCK UNIT GRANT NOTICE

(2021 LONG-TERM INCENTIVE PLAN)

TEXAS ROADHOUSE, INC. (the “Company”), pursuant to the Texas Roadhouse, Inc. 2021 Long-Term Incentive Plan (the “Plan”), hereby grants to the Grantee a Full Value Award in the form of the Restricted Stock Units set forth below. This grant is subject to all of the terms and conditions as set forth herein, in the Restricted Stock Unit Award Agreement (the “Award Agreement”) and the Plan. The Grantee has previously received copies of the Plan and the Award Agreement.

Grantee:
Date of Grant:
Vesting Date:
Restricted Stock Units granted:

ADDITIONAL TERMS/ACKNOWLEDGEMENTS:

By receipt hereof, the Grantee acknowledges receipt of, and understands and agrees to, this Restricted Stock Unit Grant Notice (this “Grant Notice”), the Award Agreement and the Plan.  The Grantee further acknowledges that as of the Date of Grant, this Grant Notice, the Award Agreement and the Plan set forth the entire understanding between the Grantee and the Company regarding this Award and supersede all prior oral and written agreements on that subject.